EXHIBIT 10.6
------------


Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 1
--------------------------------------------------------------------------------

This SUPPLY CONTRACT is made on this 16th day of August, 2004, by and between:


TRUE CORPORATION PUBLIC COMPANY LIMITED,  a company  incorporated under the laws
---------------------------------------
of Thailand with its registered office at True Tower, 18 Ratchadaphisek Road, Khwaeng Huai Khwang, Khet Huai Khwang, Bangkok 10310, Thailand (hereinafter referred to as "TRUE"), and

P--CE COMPUTERS, INC., a company incorporated under the laws of Nevada, with its
---------------------
principal office at 45630 Citrus Avenue, Suite E, Indio, California 92201-3401, USA (hereinafter referred to as "Contractor").

TRUE and Contractor have agreed as follows:

1.     Interpretation
---------------------

(A) In this Contract these words, and their cognitive words, have the following meanings:

"Acceptance"  means  acceptance of the Deliverable with the features as required
 ----------
by TRUE as stated in this Contract and the completion of the Acceptance tests per the procedures set forth in Appendix 8;

"Acceptance Date" means 1st October,  2004, the date by which the Deliverable is
 ---------------
required to be Delivered and achieved Acceptance;

"Contract" means the written agreements concluded between TRUE and Contractor in
 --------
relation to the supply of the Deliverable, comprising this Contract and including its appendices and any related purchase orders;

"Contract  Price" means the total price  payable by TRUE to  Contractor  for the
 ---------------
performance by Contractor of its obligations under this Contract, which shall in no event exceed US Dollars One Hundred Five Thousand Eight Hundred Seventy Five (US$105,875), as evidenced by the Unit Prices and as further described in Clause 16 (Contract Price);

"Delivery" or "Deliver"  means the delivery by  Contractor  of the  Deliverable,
 --------      -------
Cost, Insurance & Freight (CIF) Bangkok, Thailand, INCOTERMS 2000;

"Deliverable"  means the work to be  performed  and the matter to be provided by
 -----------
Contractor under this Contract, further described in the Specifications and/or listed in Appendix 4;

"Frame" means the PCE computing and  entertainment  platform of the Deliverable,
 -----
excluding the seat, monitor, sound system and computer and computer accessories;

"Letter of Credit" means the bank documentary irrevocable letter of credit to be
 ----------------
procured by TRUE for the benefit of Contractor which may be fully drawn against upon proper presentment of a bill of lading, a commercial invoice and a

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 2
--------------------------------------------------------------------------------

certificate of origin with respect to the Frames for which TRUE has issued a purchase order to Contractor;

"Proprietary  Rights"  means all  existing  and  future  rights  to  inventions,
 -------------------
patents, designs, trade marks, service marks, copyrights and other like rights, registered and unregistered, and any applications for any of the foregoing, together with all trade secrets, know how, rights to confidence and other intellectual or industrial property rights anywhere in the world;

"Prototype   Units"  means  the  three  (3)  units  of  the  PCE  computing  and
 -----------------
entertainment platform of the Deliverable which have been Delivered and Accepted prior to the date of this Contract;

"Specifications"   means  the   detailed   technical   specifications   for  the
 --------------
Deliverable, being those contained or referred to in Appendix 7, as the same may be amended from time to time in accordance with this Contract; and

"Unit  Prices"  means the item prices for, as the case may be, the supply of the
 ------------
Deliverable as specified in Appendix 4 and as further described in Clause 16.

(B) This document shall, unless expressly provided otherwise in writing, have priority over all other documents forming part of this Contract.

2.     General Obligations of Contractor
----------------------------------------

(A) Contractor shall supply the Deliverable, install the Deliverable at the specific location specified by TRUE, and provide on-site installation and assembly training in accordance with this Contract, in a timely manner to meet the Acceptance Date. Accordingly, all risks in relation to such supply, other than those that TRUE has in this Contract expressly agreed to bear, shall be borne by Contractor. For the avoidance of doubt, TRUE acknowledges that the Prototype Units have already been Delivered, assembled and installed according to schedule.

(B)    Intentionally omitted.

(C)    Contractor shall ensure that the Deliverable:

       (i) accords strictly and complies in all respects with all the provisions and requirements of this Contract;

       (ii) will in all respects be fit for the purposes described and will perform in accordance with the Specifications;

       (iii)  to the extent any standard is not  specified  in this  Contract or
              has  not  been  agreed,  it  shall  comply  with   internationally
              recognized standards of best practice/design;

       (iv)   will be in compliance  with all applicable  laws and  regulations;
              and

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 3
--------------------------------------------------------------------------------

       (v)    shall   proceed   in   accordance   with  the   scope  of   works,
              responsibility matrix and implementation plan as set forth in Appendix 6.

(D) Without prejudice to any other remedy available to TRUE by reason of a breach by Contractor under this Contract, Contractor shall indemnify TRUE against all losses, damages and expenses suffered by TRUE in respect of the Deliverable, or any claim that such a breach has occurred. Except as may be specifically provided herein, Contractor shall not be liable for indirect, incidental, special or consequential damages, including loss of profit, investment, goodwill or cost of capital.

(E) Any other agreement notwithstanding, Contractor hereby guarantees that the Contract Price for the Deliverable shall include all costs and expenses arising from the supply of the Deliverable (CIF Bangkok), training and other costs and expenses incurred in complying with this Contract. TRUE shall not be obligated to pay more for the Deliverable than the Contract Price.

(F)    Intentionally omitted.

3.     Purchase Order and e-Procurement
---------------------------------------

(A) Upon the later of (i) five (5) business days after the execution of this Contract and (ii) Contractor complying with Clause 23(A), TRUE shall issue a purchase order with respect to the Deliverable.

(B) Contractor agrees, without any conditions, to follow a process of electronic procurement (e-procurement) instructed by TRUE without any additional charge to TRUE. Failure to follow the e-procurement process shall give TRUE the right, at its sole discretion, to deduct from any money owed to Contractor or to claim against any bond a sum equal to the e-procurement fee that would have been owing had the e-procurement process been followed as required, without any liability to TRUE or the e-procurement vendor for such money so deducted or claimed, or to cancel any issued purchase order without any compensation for any loss or damage, both direct and/or indirect, that may be incurred by Contractor.

4.     Intentionally Omitted
----------------------------

5.     Representations and Warranties
-------------------------------------

       Contractor represents and warrants to TRUE that:

       (i) it has all requisite rights in respect of the Deliverable, such that it shall be transferred to TRUE free of any restriction or encumbrance;

       (ii) the standard of performance, skill and care used in the undertaking by it of the supply of the Deliverable shall be of a standard to be expected of an entity expert in the undertaking of projects comparable to the Deliverable;

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 4
--------------------------------------------------------------------------------

       (iii) only good quality materials and good, careful workmanship have been used in connection with the production of the Deliverable; and

       (iv) when Accepted, the Deliverable will be capable of operating in accordance with the operating instructions and performance criteria, without risk and danger to the general public or persons operating it and without any pollution or hazardous emission.

6.     Indemnity
----------------

(A) Contractor shall defend, indemnify and hold harmless TRUE (including its subsidiaries, affiliates and customers) against any and all claims, demands and actions (a "Claim") alleged upon Contractor's breach or tort
                               -----
       under any infringement of any Proprietary Right in connection with this Contract.

(B) If, as a result of a Claim, TRUE becomes enjoined from using the Deliverable or any part thereof, Contractor shall, in order of the following (i) procure for TRUE full rights to use the Deliverable, (ii) provide a replacement Deliverable that is non-infringing and meets not less than the same functional specifications as the Deliverable, or (iii) if acceptable to TRUE, refund in full the Contract Price paid, without any deduction whatsoever.

7.     Deliverable, Title and Care of the Deliverable
-----------------------------------------------------

(A) All items of the Deliverable shall be packed by Contractor bearing a label showing the quantity and description of its contents and referring to this Contract.

(B) Title to the Deliverable shall be transferred upon Acceptance to TRUE free and clear of any charge, lien or other condition or encumbrance whatsoever.

8.     Inspection and Acceptance
--------------------------------

(A) Any part of the Frame at any time found to be defective or inferior to or differing in form or material from the requirements of this Contract shall be replaced or rectified promptly at Contractor's expense.

(B) If Contractor fails to remedy any rejected item of the Frame within such period of time as TRUE shall consider reasonable, TRUE may remedy the rejected item and recover from Contractor any cost incurred in so doing.

(C) Failure to pass the Acceptance tests, which failure cannot be recovered and remedied by Contractor within forty-five (45) days, including any extension of time granted by TRUE, if any, shall entitle TRUE to require Contractor to reimburse TRUE for all payments made to Contractor, within fifteen (15) days from the date of TRUE's notice, in the full amount requested without any reduction or offset. Contractor shall remove any equipment and material at its own cost, within a reasonable period of

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 5
--------------------------------------------------------------------------------

       time from the date of TRUE's notice and Contractor shall have no claim against TRUE for any loss or damages related to the cancellation of the Deliverable.

9.     Defects and Technical Support
------------------------------------

(A) If at any time there shall be any defect in any Frame which Contractor cannot demonstrate to have been attributable to some cause other than its own failure to comply with this Contract, at its own cost Contractor shall promptly remedy the same.

(B) In regard to Deliverables, other than the Frame, Contractor shall pass through to TRUE all rights and benefits of the warranties, if any, provided by the manufacturers and distributors of said Deliverables and provide TRUE with all reasonable assistance in making and substantiating any warranty claim there under with respect to said Deliverables.

10.    Intentionally Omitted
----------------------------

11.    Insurance
----------------

(A) Contractor shall take out and maintain insurance in relation to the Deliverable as set forth below. Contractor shall provide to TRUE all certificates of insurance and, upon request by TRUE, copies of all insurance policies.

(B) Contractor shall comply with all terms and conditions of the policies that it is required to maintain under this Contract and with all requirements of insurers in connection with the settlement of claims, the recovery of losses and the prevention of accidents. Contractor shall bear the cost of all excesses, deductibles, exclusions or limitations applying under such insurance.

(C) If Contractor fails to maintain the insurance required, then TRUE may procure and maintain any such insurance, pay the requisite premiums and deduct the amount paid from any monies due Contractor, or recover the same as a debt from Contractor.

(D) Contractor shall maintain the following insurance coverage for the period through Acceptance, except as stated otherwise:

       (i) public and product liability insurance, continuing for not less than five (5) years from the date of this Contract, with an available limit of not less than Thai Baht Forty Million (B40,000,000) per occurrence for bodily injury and property damage; and

       (ii) property all risks insurance which shall cover but not limited to all losses or damage regardless of cause covering loss of or damage (including during transit) to the Deliverable until Acceptance.

12.    Intentionally Omitted
----------------------------

13.    Intentionally Omitted
----------------------------

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 6
--------------------------------------------------------------------------------


14.    Intentionally Omitted
----------------------------

15.    Contract Price and Unit Prices
-------------------------------------

(A) Subject to Contractor having complied with its obligations under this Contract, TRUE shall pay the Contract Price..

(B)    Intentionally omitted.

(C) The amount actually payable to Contractor pursuant to sub-clause (A) shall be the amount found by multiplying the quantities of items of the Deliverable, which have been Delivered and Accepted by TRUE, evidenced by the Unit Prices of such items as shown in Appendix 4.

16.    Payment Terms
--------------------

Subject to Contractor having complied with its obligations under this Contract and delivered invoices in respect of the purchase orders, TRUE shall:

       (i) on the issuance date of the purchase order, issue to Contractor a Letter of Credit equal to forty percent (40%) of the purchase order;

       (ii) within thirty (30) days after the date of Acceptance, pay Contractor fifty percent (50%) of the purchase order; and

       (iii) within thirty (30) days after twelve (12) months from the date of Acceptance, pay Contractor ten percent (10%) of the purchase order.

Provided, however, that the foregoing notwithstanding, within fifteen (15) days of the date of issuance of the purchase order TRUE shall pay Contractor US Dollars Eleven Thousand Four Hundred Thirty-Four and 50/100 (US$11,434.50) with respect to three (3) Prototype Units that have already been Delivered to and Accepted by TRUE and that sub-clauses (i) and (ii) shall not be applicable to the price of and payment for the Prototype Units.

The Contract Price as specified in sub-clause (ii) and (iii) shall be paid by TRUE by telegraphic transfer remittance to Contractor's account at a bank designated by Contractor, in US Dollars.

17.    Intentionally Omitted
----------------------------

18.    Assignment
-----------------

(A) TRUE may, at its absolute discretion, assign all or any part of its interest under this Contract or any agreement entered into in connection with this Contract to any person.

(B) Contractor shall, if requested by TRUE, enter into an agreement or agreements with or for the benefit of such persons in which Contractor, without limitation, acknowledges receipt of notice of assignment of

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 7
--------------------------------------------------------------------------------

       TRUE's interest and agrees that it will continue to comply with its obligations hereunder, provided that all payments are made to Contractor as they fall due and payable.

19.    Default
--------------

(A) The parties hereto agree that if any party hereto is in default with respect to any of the provisions of this Contract (herein called the "Defaulting Party"), the non-defaulting party (herein called the
        ------------------
       "Non-Defaulting  Party")  shall  give  notice  to  the  Defaulting  Party
        ---------------------
       designating such default, and within ten (10) calendar days after its receipt of such notice, the Defaulting Party shall either:

       (i)    cure such default; or

       (ii) give the Non-Defaulting Party notice that it denies that such default has occurred and that it is submitting the question to arbitration as herein provided.

(B) If arbitration is sought, a party shall not be deemed in default until the matter shall have been determined finally by appropriate arbitration under the provisions of Clause 21 hereinbelow.

(C)    If:

       (i)    the default is not so cured; or

       (ii)   arbitration is not so sought; or

       (iii) the Defaulting Party is found in arbitration proceedings to be in default,

       the Non-Defaulting Party may, by written notice given to the Defaulting Party at any time while the default continues, terminate the interest of the Defaulting Party in and to this Contract.

20.    Choice of Governing Law
------------------------------

This Contract shall be governed by and construed in accordance with the laws of Thailand. The language of this Contract is the English language, which shall be the ruling language in which this Contract shall be interpreted.

21.    Arbitration
------------------

Any dispute arising under this Contract shall be arbitrated at the Singapore International Arbitration Centre, in accordance with the rules thereof enforced at the time of submitting the dispute, provided that the making of any reference under this sub-clause shall not entitle either party to cease to perform any obligations under this Contract which are unperformed at the time of the reference.

22.    Notices
--------------

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 8
--------------------------------------------------------------------------------

(A) Any communication given or made under or in connection with the matters contemplated by this Contract shall be in writing addressed:

       (i) if to TRUE, to the registered office address of TRUE set forth in the preamble of this Contract, to the attention of "Khun Noppadol Dej-Udom, Director & General Manager Broadband & Internet", with a copy to the attention of "Associate General Counsel, Supplier Management Department"; and

       (ii) if to Contractor, to the principal office address of Contractor set forth in the preamble of this Contract, to the attention of "Allan J. Quattrin, President/CEO".

(B) Any such communication shall be deemed to have been duly given: (i) if sent by personal delivery, upon delivery at the address of the relevant party; and (ii) if sent by post, fourteen (14) business days after posting.

23.    Miscellaneous
--------------------

(A) Contractor undertakes to deliver to TRUE, within seven (7) business days from the date of this Contract, evidence satisfactory to TRUE of authorization for (i) the entering into this Contract, and (ii) the person signing this Contract to execute it on Contractor's behalf.

(B) This Contract shall be effective and binding on TRUE and Contractor on the signing date and shall continue to be in effect until all the obligations of parties have been fully discharged.

(C) This Contract may be executed in any number of counterparts, and by the parties on separate counterparts, each of which shall constitute an original, but all the counterparts shall together constitute only one and the same instrument.

(D) This Contract shall constitute the whole and only agreement between the parties relating to the Deliverable and shall supersede and extinguish any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature whatsoever, whether or not in writing. This Contract may only be varied in writing signed by both parties.

(E) Each party acknowledges that in entering into this Contract it is not relying upon any representation, warranty, promise or assurance made or given by any other party or any other person, whether or not in writing, at any time prior to the execution of this Contract, which is not expressly set out herein.

(F) If, at any time, any provision of this Contract is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of any other provisions of this Contract nor the legality, validity or enforceability under the law of any other jurisdiction will in any way be affected or impaired.

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 9
--------------------------------------------------------------------------------

(G)    Intentionally omitted.

(H) All information received by a party in connection with this Contract from or about the other party shall be strictly confidential and shall not be used or communicated to any person otherwise than is required in the performance of, or as may be otherwise permitted by, this Contract or required by a government authority.

24.    Force Majeure
--------------------

Neither party shall be responsible or considered in breach of this Contract for any delay or failure in the performance of any of its obligations to the extent that such failure or delay is caused by the following events, so long as said event is of a catastrophic nature: acts of God, fires, explosions, labor disputes, accidents or civil disturbances beyond its reasonable control. The non-performing party shall, however, provide notice of such cause preventing or delaying performance, shall resume its performance as soon as practicable and shall use all reasonable efforts to avoid and to mitigate harm to the other party resulting from such failure or inability to perform. The other party may terminate this Contract upon notice if such non-performance continues for a period of thirty (30) days.

25.    Intentionally Omitted
----------------------------

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 10
--------------------------------------------------------------------------------

26.    Connected Transaction Warranty
-------------------------------------

Contractor warrants that the transaction of this Contract is not a "Connected Transaction" pursuant to the Regulations of the Stock Exchange of Thailand.1

The parties have caused this Contract to be executed on the date first written above.


TRUE CORPORATION PUBLIC COMPANY LIMITED
---------------------------------------


By /s/ Athueck Asvanund                       By /s/ Vichaow Rakphongphairoj
  ---------------------------------             --------------------------------
     Athueck  Asvanund                           Vichaow Rakphongphairoj
      Vice Chairman and                          Managing Director and
      Group General Counsel                      Chief Operating Officer


Witness: /s/ Noppadol Dej-Udom
        ---------------------------
         Noppadol Dej-Udom
         Director & General Manager
         Broadband & Internet



PERSONAL COMPUTING ENVIRONMENTS
-------------------------------


By  /s/ Allan Quattrin
----------------------------------
   Allan J. Quattrin, CEO and
   President



Witness:  /s/ Mike Shannon
        --------------------------
           Michael Shannon





-----------------------------------
1  "Connected   Transaction"  means  any  transaction  between  TRUE  or  TRUE's subsidiaries and persons who may have a conflict. Persons who may have a conflict means the following persons:
(a)    management of TRUE,
(b)    a major shareholder of TRUE,
(c)    a person who has controlling power of TRUE,
(d) a person related by blood, marriage or registration under laws to the persons under (a), (b) or (c), namely fathers, mothers, spouses or other close relatives,
(e) any juristic person in which the persons under (a), (b) or (d) hold shares or have the power to control or any other material interest, either directly or indirectly, or
(f) a person whose nomination as or attainment of (a) or (c), respectively, is imminent.

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 11
--------------------------------------------------------------------------------



                                   APPENDIX 1
                                   ----------

                              INTENTIONALLY OMITTED
                              ---------------------

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 12
--------------------------------------------------------------------------------



                                   APPENDIX 2
                                   ----------

                              INTENTIONALLY OMITTED
                              ---------------------

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 13
--------------------------------------------------------------------------------



                                   APPENDIX 3
                                   ----------

                              INTENTIONALLY OMITTED
                              ---------------------

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 14
--------------------------------------------------------------------------------



                                   APPENDIX 4
                                   ----------

            LIST OF THE DELIVERABLE, UNIT PRICES, LIST OF SPARE PARTS
            ---------------------------------------------------------
                                AND PRICE SUMMARY
                                -----------------




PC                         As specified Appendix 7
      PRICE per PC               $1,020.00
        QUANTITY                    25
        PC Total                                               $25,500.00
VDT                        17" TFT-LCD VD
         PRICE                   $550.00
       QUANTITY                   50
       VDT Total                                               $27,500.00
SURROUND SOUND             Micro labs D222 5.1 @ 60watts
         PRICE                   $105.00
       QUANTITY                   25
         Total                                                  $2,625.00
PCE with Humanscale
Freedom Chair- Red
         PRICE                   $2,010.00
       QUANTITY                    25
         TOTAL:                                                   $50,250
                                                                  -------


 Total for fully configured
          PCE                  25 @ $4,235 per PCE            $105,875.00

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 15
--------------------------------------------------------------------------------



                                   APPENDIX 5
                                   ----------

                              INTENTIONALLY OMITTED
                              ---------------------

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 16
--------------------------------------------------------------------------------



                                   APPENDIX 6
                                   ----------

                    SCOPE OF WORKS, RESPONSIBILITY MATRIX AND
                    -----------------------------------------
                               IMPLEMENTATION PLAN
                               -------------------


Scope of Works:

Reception and Assembly location - TRUE
Reception Inventory Check -Contractor & TRUE
Assembly of units - Contractor & TRUE Trainee's
Integration of technologies - Contractor & TRUE Trainee's
Local delivery of Units - TRUE & Contractor

Reception and Assembly location is suggested to be an open space to allow for rapid assembly. This implementation plan shall be no longer than 10 days in length.
Reception of the Deliverable - upon receiving the Deliverable in Bangkok, a check of inventory must be executed.

Assembly of units - a central location to assemble 22 units of the Deliverable must be available. Contractor will provide a team of 1 individual to assemble 22 units and TRUE will supply 3 individuals to work with the Contractor's individual to assemble, install and test the Deliverable. Furthermore, TRUE will provide hotel accommodations to the Contractor's individual at no cost to the Contractor or the Contractor's individual.

Local delivery of the Deliverable - To provide efficient and effective implementation of the Deliverable into TRUE's desired locations, a delivery vehicle must be arranged by TRUE. In North America, each unit of the Deliverable uses a 1 Ton box truck. This delivery vehicle must have a ramp access to the boxed cargo hold that is no less than 2'7 ft in width. The cargo hold must have a height no less than 5'10 ft. This will allow for the units to be wheeled into and from the delivery vehicle. The units can then be wheeled to their location providing that individual locations have access similar to wheel chair access. Local delivery of units is limited to number of locations and drive time in Bangkok. It is suggested that a team of 2 persons deliver the Deliverable units to locations.

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 17
--------------------------------------------------------------------------------



                                   APPENDIX 7
                                   ----------

                                 SPECIFICATIONS
                                 --------------





                CPU                Intel Celeron 2.4 GHz 533MHz
                CPU COOLER         BALL TYPE
                MOTHERBOARD        INTEL865G CHIPSET
                MEMORY             512MB DDR PC2700 DDR333MHz
                HARD DISK          40G HDD 7200RPM 2 MB Buffer
                ODD                48X COMBO DRIVER
                GRAPHIC CARD       NVIDIA 5200 128 MB DDR
                LAN CARD           REALTEK 8101L
                SOUND              Onboard DSP 5.1
                KEYBOARD           wired black & extension
                MOUSE              wired black & extension
                Web Camera         D-Link C310 & extension
                CASE CHASSIS       Shuttle
                POWER SUPPLY       300W PSU
                MANUAL             MANUAL CD TITLE
                OS                 WINDOWS XP PRO

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 18
--------------------------------------------------------------------------------



                                   APPENDIX 8
                                   ----------

                         PROCEDURES OF ACCEPTANCE TESTS
                         ------------------------------


ACCEPTANCE PROGRAM

i)     Implementation Schedule

Refer  to Appendix 6.

ii)    Installation Plan

Network configuration and interconnection diagram
- RJ 45 cable to rear panel of PC
Equipment layout
- to True Corporation's specifications
Bay-faced layout
- NA
List of installation material
- PCE units will be completely installed with True Corporation applications in assembly process
Detailed calculation of power consumption and heat dissipation
- Each PCE unit as configured will consume between 300watts and 700 watts depending on load

Equipment relocation plan
- Equipment can be relocated by retracting stabilizers and wheeling units to desired location


iii)   Test Procedures (after the completion of installation)

Test Configuration as an integrated system

       Each test shall include:

       a) Structural physical test. (Manually testing of every bolt, and mechanism)
       b)     Connection   test.   (Manually   inspecting  all  data  and  power
              connections)
       c)     Boot Test
       d)     VDT test (manually move windows between VDT's & adjust settings)
       e)     5.1 Channel audio test (adjusting settings)
       f)     Network Management test
       g)     System Feature Test - (all applicable applications & adjustment)
       h)     Full load test - (minimum of 10 running applications)

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 19
--------------------------------------------------------------------------------

iv) Monitoring Period which is to be conducted by TRUE and is not an acceptance test.

Daily Maintenance and Monitoring equal to TRUE's existing procedures for PC equipment.
Weekly Maintenance on structural portions of apparatus for first four weeks up to a maximum of 90 days in total.

v)     Failure Report Form

Direct email to Failure Report rep.  Boo@mypce.com
                                     -------------

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 20
--------------------------------------------------------------------------------



                                   APPENDIX 9
                                   ----------

                              INTENTIONALLY OMITTED
                              ---------------------

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 21
--------------------------------------------------------------------------------



                                   APPENDIX 10
                                   -----------

                              INTENTIONALLY OMITTED
                              ---------------------

Contract No. TA2004-009: Personal Computing Environment
Supply Contract                                                          Page 22
--------------------------------------------------------------------------------



                                   APPENDIX 11
                                   -----------

                              INTENTIONALLY OMITTED
                              ---------------------